MASSMUTUAL INSTITUTIONAL FUNDS
Supplement dated September 20, 2002 to the
Prospectus dated May 1, 2002

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information replaces similar information found under Buying, Redeeming and Exchanging Shares:

The Funds sell their shares at a price equal to their net asset value (“NAV”). The Funds’ generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the transfer agent accepts your purchase order. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

Beginning sometime after November 19, 2002, the Trust intends to change its exchange policy so that the following information will replace similar information found under Buying, Redeeming and Exchanging Shares:

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the transfer agent received the exchange request. Exchange requests involving a purchase into either the International Equity Fund or the Overseas Fund, however, will not be accepted if received by the transfer agent after 2:30 p.m. Eastern Time on any Business Day. Furthermore, exchange requests involving a purchase into either the International Equity Fund or the Overseas Fund will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy which may be disruptive to the Fund; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B2098-02.1